UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2021

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, california 94404

(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Geron Corporation (the “Company” or “Geron”) will be providing financial information about the Company’s cash and investment balances as of December 31, 2020 in the Company’s presentation handout to be utilized in certain meetings with securities analysts and investors from January 8, 2021 through January 14, 2021 in connection with the J.P. Morgan 39th Annual Healthcare Conference. The aforementioned financial information is included on slide #4 and slide #29 of the presentation handout, as furnished in Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing made by the Company with the U.S. Securities and Exchange Commission under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

Geron will participate in certain meetings with securities analysts and investors from January 8, 2021 through January 14, 2021 in connection with the J.P. Morgan 39th Annual Healthcare Conference and will utilize a presentation handout during those meetings. The presentation handout, together with a slide setting forth certain cautionary language intended to qualify the forward-looking statements included in the presentation handout, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The presentation handout will also be made available in the “Investor Relations” section of Geron’s website, located at www.geron.com.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this Current Report shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing made by the Company with the U.S. Securities and Exchange Commission under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	January 2021 corporate presentation handout.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	January 8, 2021	By:	/s/ Stephen N. Rosenfield
			Name:	Stephen N. Rosenfield
			Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary